EXHIBIT 4.1

                                INTERACTIVE DATA
                              22 CORTLANDT STREET
                         NEW YORK, NEW YORK 10007-3172
                                 (212) 306-6500

                  , 1995

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
Merrill Lynch, Pierce, Fenner & Smith Incorporated           Investors Bank & Trust Company
Unit Investment Trust Division                               The First National Bank of Chicago
P.O. Box 9051                                                c/o One Lincoln Plaza
Princeton, New Jersey 08543-9051                             89 South Street
                                                             Boston, Massachusetts 02111
The Bank of New York                                         Bankers Trust Company
101 Barclay Street                                           Four Albany Street--7th Floor
New York, New York 10286                                     New York, New York 10015
                                                             The Chase Manhattan Bank, N.A.
                                                             1 Chase Manhattan Plaza--3B
                                                             New York, New York 10081
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Re: The Corporate Income Fund                             Monthly Payment Series
     (A Unit Investment Trust) Units of Fractional Undivided Interest-Registered
    Under the Securities Act of 1933, File No.           )

Gentlemen:

     We have examined the Registration Statement for the above captioned Fund.

     We hereby consent to the reference to Interactive Data Services, Inc. in the Prospectus and Registration Statement for the above captioned Fund and to the evaluations of the Obligations prepared by us which are referred to in such Prospectus and Registration Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

                                          Very truly yours,
                                          JAMES PERRY
                                          Vice President